Venerable Variable Insurance Trust

Summary Prospectus

April 29, 2026

Venerable US Large Cap Strategic Equity Fund

Class/Ticker: V/VVSVX; I/VVSIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders (when available), at no cost online at https://docs.venerable.com/#/venerable-variable-insurance-trust. You can also get this information at no cost by calling 1-800-366-0066 or by sending an email request to smb-usa-mailbox@venerable.com. The Fund's Prospectus and SAI, each dated April 29, 2026, as revised from time to time, and the Fund's most recent shareholder reports are incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and is not intended for use by other investors.

Investment Objective

The Venerable US Large Cap Strategic Equity Fund (the "Fund") seeks to provide long term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies ("Variable Contract"), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Fund's expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class V	Class I
Management Fees	0.60%	0.60%
Distribution and/or Service Fees (12b-1 Fees)	0.30%	0.00%
Other Expenses	0.14%	0.14%
Total Annual Operating Expenses	1.04%	0.74%
Less Waivers and Reimbursements[1]	(0.18%)	(0.00%)
Total Annual Operating Expenses Less Waivers and Reimbursements	0.86%	0.74%

1  Until September 6, 2026, Venerable Investment Advisers, LLC (the "Adviser"), the distributor, and certain financial intermediaries have contractually agreed to waive all or a portion of fees (including management fee, administrative services fee, and/or distribution and/or service fee (12b-1 Fees), as applicable) and/or reimburse other operating expenses to the extent necessary to limit total annual operating expenses (excluding interest expenses, short sale expenses, taxes, brokerage commissions, and extraordinary expenses such as litigation expenses) to 0.86% for Class V shares and 0.75% for Class I shares. These contractual obligations automatically renew for an additional one-year period beginning on September 6, 2026 unless terminated or modified in accordance with their terms. Termination or modification of these obligations prior to September 6, 2026, requires approval by the Fund's Board of Trustees (the "Board"). To the extent these obligations terminate or are modified, the Fund's total annual operating expenses may increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract. If the example were to reflect the deduction of such charges, the costs shown would be greater. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example reflects the Fund's fee waivers and reimbursement obligations only for the term of the fee waivers and reimbursement obligations. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class V Shares	$88	$313	$557	$1,255
Class I Shares	$76	$237	$411	$918

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example above, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large capitalization companies economically tied to the U.S. and in derivatives that have economic characteristics similar to such securities. The Fund defines large capitalization companies as those companies included in the Russell 1000 Index, a widely-recognized benchmark that measures the performance of the approximately 1,000 largest U.S. stocks, or with market capitalization within the capitalization range of the Russell 1000 Index, at time of purchase. Equity securities in which the Fund invests include common stocks and preferred stocks. As a substitute for equities, the Fund also invests in derivatives that are equity equivalent securities or instruments whose values are based on common stocks (i.e., convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index), and index swaps). The Fund's investments in derivative instruments and other investments which provide exposure to the investment focus indicated in the Fund's 80% policy or provide exposure to one or more market risk factors associated with the investment focus indicated in the Fund's name, are included in the Fund's 80% policy.

The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Fund expects to invest a significant portion of its assets in securities of companies in the information technology sector. The Fund may also invest a portion of its assets in real estate investment trusts ("REITs"), which are companies that own and/or manage properties

The Adviser has engaged Franklin Advisers, Inc. ("FT") to provide the day-to-day management of the Fund's portfolio pursuant to a multi-style and multi-manager approach and investment guidelines provided by the Adviser. The Fund seeks to achieve its investment objective by allocating its assets among a number of different investment strategies (or "sleeves"), each of which is advised by FT or by FT and a non-discretionary sub-adviser affiliated with FT that provides the Adviser and FT with investment recommendations in the form of a model portfolio, which FT utilizes to purchase and sell securities for the Fund. The non-discretionary sub-advisers utilize different investment strategies in providing investment recommendations for their respective sleeves, act independently from one another, and use their own methodologies for selecting investments. Non-discretionary sub-advisers may employ a fundamental investment approach, a quantitative investment approach, or a combination of both. The Fund's use of such model portfolios and the allocation of Fund assets may change at any time. FT also manages the Fund's cash balances and may manage portions of the Fund during transitions between non-discretionary sub-adviser strategies.

Principal Risks of Investing

As with all mutual funds, an investor is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

•  Equity Securities Risk. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions.

•  Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•  Large Capitalization Companies Risk. More established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

•  Financial Markets Risk. Global economies and financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund's securities, result in greater market or liquidity risk or cause difficulty valuing the Fund's portfolio instruments or achieving the Fund's objective.

•  Active Management Risk. Despite strategies designed to achieve the Fund's investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as expected. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that the Fund's advisers will effectively assess the Fund's portfolio characteristics, and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund characteristics, including risk, may be ineffective and/or cause the Fund to underperform.

•  Multi-Manager Approach Risk. While the investment styles employed by the sub-advisers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

•  Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security's value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

•  Quantitative Investing Risk. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund's exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.

•  Derivatives Risk. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk (the risk that the investment cannot be sold quickly), market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.

•  Information Technology Sector Risk. To the extent that the Fund invests significantly in the information technology sector, the Fund will be sensitive to changes in, and the Fund's performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.

•  REITs Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants' credit.

•  Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary sub-advisers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary sub-advisers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary sub-advisers with respect to that portion of its portfolio.

•  Impact of Large Redemptions (Including Possible Fund Liquidation) Risk. The Fund is used as an investment by certain funds of funds and may have a large percentage of its shares owned by such funds. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund's portfolio. As a result, large redemption activity could adversely affect the Fund's ability to conduct its investment program which, in turn, could adversely impact the Fund's performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Venerable US Large Cap Strategic Equity Fund – Class V

Best Quarter: 10.38% 2nd quarter 2025 Worst Quarter: -3.81% 1st quarter 2025

Average Annual Total Returns (for the periods ended December 31, 2025)

This table compares the Fund's average annual total returns to those of a broad-based securities market index.

	1 Year	Since Inception (9/4/2024)
Venerable US Large Cap Strategic Equity Fund – Class V	16.25%	18.43%
Venerable US Large Cap Strategic Equity Fund – Class I	16.28%	18.54%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	17.37%	19.14%

Investment Adviser

The Adviser serves as the investment adviser to the Fund.

Sub-Advisers

Discretionary Sub-Adviser and Portfolio Managers

FT serves as the discretionary investment sub-adviser to the Fund.

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund are:

Name	Title	Date Began Managing the Fund
Nick Hooten, CFA	Senior Vice President, Regional	September 2024
Head of Client Investment Solutions
Vaneet Chadha, CFA	Senior Vice President, Portfolio	September 2024
Manager, Director of Style
Premia and Volatility Management
Jacqueline Hurley Kenney, CFA	Senior Vice President, Portfolio	September 2024
Manager, Head of Direct
Implementation

Non-Discretionary Sub-Advisers

Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, and Putman Investment Management, LLC serve as non-discretionary investment sub-advisers to the Fund.

Purchase and Sale of Fund Shares

Shares of the Fund are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts. Please refer to the prospectus for the appropriate Variable Contract for information on how to direct investments in, or sale from, an investment option corresponding to the Fund and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

Shares of the Fund also may be sold directly to other investment companies.

Tax Information

Distributions made by the Fund to a Variable Contract, and exchanges and redemptions of Fund shares made by a Variable Contract, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the prospectus for the appropriate Variable Contract for information regarding the federal income tax treatment of the distributions to your Variable Contract and the holders of the Variable Contracts.

Payments to Insurance Companies and Other Financial Intermediaries

Class V shares and Class I shares of the Fund may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies. Fees derived from a Fund's Distribution Plan (if applicable) may be paid to insurance companies, broker-dealers, and other financial intermediaries for selling the Fund's shares to the clients of the insurance companies, broker-dealers, or other financial intermediaries. See "Distribution Plan."

In addition, the Adviser or its affiliated entities, out of their own resources and without additional cost to the Fund or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or other financial intermediaries. Payments of such additional compensation may provide an incentive for insurance companies to make the Fund available through Variable Contracts over other mutual funds or products. As of the date of this Prospectus, the Adviser and its affiliated entities have not entered into any such arrangements.

The Adviser and its affiliated entities may also share their profits with affiliated insurance companies or other affiliated entities through inter-company payments. The sharing of such profits may provide an incentive for affiliated insurance companies to make the Fund available through Variable Contracts over other mutual funds or products. As of the date of this Prospectus, the Adviser intends to share all of its profits with affiliated insurance companies.

The insurance companies issuing Variable Contracts may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Contract Owners. Neither the Fund, the Adviser, nor the Fund's distributor are parties to these arrangements. Contract Owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker.